                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Per-Se Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                   (Per-Se Logo)

                                 April 1, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Per-Se Technologies, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, May 8, 2003, at the Four Seasons Hotel, 75 Fourteenth Street, Atlanta, Georgia 30309.

     At the Annual Meeting, seven people will be elected to the Board of Directors. The Board of Directors recommends that you vote FOR the election of the seven nominees named in the Proxy Statement.

     In addition, the Company will ask the stockholders to approve an amended and restated stock option plan for the Company's non-employee directors. The Board has determined that the amended and restated plan is in the best interests of the Company and its stockholders and has unanimously approved the plan. The Board recommends that you vote FOR this plan.

     Your vote is very important. Please vote by telephone, over the Internet or by completing and signing the proxy card and mailing it back even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously submitted your proxy. Your prompt cooperation will be greatly appreciated.

                                       Sincerely,

                                       (-s- Philip M. Pead)
                                       Philip M. Pead
                                       President and Chief Executive Officer

Per-Se Technologies, Inc.   770/444-5300
2840 Mt. Wilkinson Parkway  877/73 Per-Se toll free
Atlanta, Georgia 30339      www.Per-Se.com

                                                             (Per-Se Logo)
                           PER-SE TECHNOLOGIES, INC.
                           2840 MT. WILKINSON PARKWAY
                             ATLANTA, GEORGIA 30339

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2003

                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Per-Se Technologies, Inc. (the "Company") will be held at 10:00 a.m. on Thursday, May 8, 2003, at the Four Seasons Hotel, 75 Fourteenth Street, Atlanta, Georgia 30309:

          (1) To elect seven (7) directors;

          (2) To approve the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on March 14, 2003, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

     Your attention is directed to the Proxy Statement submitted with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ Paul J. Quiner

                                          Paul J. Quiner
                                          Senior Vice President,
                                          General Counsel and Secretary

Atlanta, Georgia
April 1, 2003

     PLEASE VOTE YOUR PROXY PROMPTLY VIA MAIL, THE INTERNET OR BY TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. PLEASE REFER TO YOUR SPECIFIC VOTING INSTRUCTIONS ON THE ENCLOSED PROXY OR VOTING INSTRUCTIONS CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

                           PER-SE TECHNOLOGIES, INC.
                           2840 MT. WILKINSON PARKWAY
                             ATLANTA, GEORGIA 30339

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2003

                              GENERAL INFORMATION

     The enclosed form of proxy is solicited by the Board of Directors (the "Board") of Per-Se Technologies, Inc. (the "Company" or "Per-Se"), which has its principal executive offices at 2840 Mt. Wilkinson Parkway, Atlanta, Georgia 30339, for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 8, 2003, at the Four Seasons Hotel, 75 Fourteenth Street, Atlanta, Georgia 30309, and any adjournment thereof. It is anticipated that this proxy statement ("Proxy Statement") and the accompanying proxy will first be mailed to stockholders on or about April 1, 2003.

     Only stockholders of record as of the close of business on March 14, 2003 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 30,181,291 shares of common stock, $.01 par value ("Common Stock"). Each share of Common Stock is entitled to one vote. No cumulative voting rights are authorized and appraisal rights for dissenting stockholders are not applicable to the matters being proposed.

     When a proxy is properly executed and returned, the shares it represents will be voted as directed at the meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted according to the recommendations of the Board. The Board's recommendations are set forth in this Proxy Statement with the descriptions of the matters to be voted on. In summary, the Board recommends a vote FOR each of the director nominees, and FOR the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking such proxy or (ii) a duly executed proxy bearing a later date. Furthermore, if a stockholder attends the Annual Meeting and elects to vote in person, any previously executed proxy is thereby revoked, except that beneficial owners who hold their stock in street name cannot revoke their proxies in person at the meeting because the stockholders of record who have the right to cast the votes will not be present. If they wish to change their votes after returning voting instructions, such beneficial owners should contact their brokers or other agents before the Annual Meeting to determine whether they can do so.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The Company's Restated By-laws (the "By-laws") provide that a quorum is present if the holders of a majority of the issued and outstanding stock of the Company entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present, and thus will have the effect of a vote against a proposal that requires the affirmative vote of a majority of the votes cast by the stockholders of Common Stock present in person or by proxy and entitled to vote thereon. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented and even though the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Abstentions may be specified on any proposal other than the election of directors, but will have no effect on the vote for election of directors. Broker non-votes will not be counted as votes for or against matters presented for stockholder consideration.

     Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please check your proxy or voting instructions card to see which specific voting methods are available to you. Voting instructions are included on the proxy or voting instructions card. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote and to allow stockholders to confirm that their instructions have been properly recorded.

     Most stockholders can elect to view proxy statements, annual reports and other stockholder communications over the Internet instead of receiving paper copies in the mail. Information about making that election is available by following the instructions on your proxy card, or by following the prompts if voting over the Internet or by telephone. Please consider making that election when voting your proxy.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Board recommends the election of each of the nominees listed below for the office of director to hold office until the next Annual Meeting and until his successor is elected and qualified. All of such nominees are members of the present Board. Each of such nominees was elected by the stockholders at the last Annual Meeting.

     The Board has no reason to believe that any of the director nominees will be unavailable for election as a director. If, however, at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year, as the Board recommends. In no event, however, can the proxy be voted to elect more than seven directors. The election of the nominees to the Board requires the affirmative vote of a plurality of the votes cast by stockholders present at the Annual Meeting in person or by proxy. With respect to the election of directors, votes may be cast or withheld for each nominee. Votes that are withheld will have no effect on the election of directors. Stockholders eligible to vote at the Annual Meeting do not have cumulative voting rights with respect to the election of directors.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
        THE ELECTION OF THE SEVEN NOMINEES NAMED IN THIS PROXY STATEMENT

                               BOARD OF DIRECTORS

DIRECTOR NOMINEES

     The Company currently has seven directors, each of whom holds office until the Annual Meeting of Stockholders and until his successor is elected and qualified. All seven of the Company's directors are standing for reelection at the Annual Meeting. Set forth below is the name of each nominee for election to the Board. Also set forth below as to each nominee is his age, the year in which he first became a director, a brief description of his principal occupation and business experience during the past five years, directorships of certain companies presently held by him, and certain other information, which information has been furnished by the respective nominees.

  STEPHEN A. GEORGE, M.D.
  Age 50
  Director since 2002

     Dr. George is the President of Medvice, Inc., a provider of advisory services and investment capital to healthcare and technology companies and has held that position since October 1998. He serves as Clinical Assistant Professor at the University of Washington in the Department of Health Services. Dr. George also held the positions of the Chairman and Chief Executive Officer of NexCura, Inc. ("NexCura") from September 2000 through May 2002. NexCura is a software development, medical informatics and e-communications firm which serves the treatment decision support needs of patients suffering from chronic diseases. From June 1993 to July 1998, Dr. George held the positions of Chairman and Chief Executive Officer of First Physician Care, Inc., a privately held physician management company that he founded in 1993, which was sold to a publicly-held physician practice management company in 1998.

  DAVID R. HOLBROOKE, M.D.
  Age 62
  Director since 1994

     Dr. Holbrooke has been the President and Chief Executive Officer of Advocates Rx, Inc., a medical management and healthcare venture development company, since 1995. From 1983 to 1995, Dr. Holbrooke served as President and Chief Executive Officer of Holbrooke & Associates. Dr. Holbrooke has a 32-year history of entrepreneurship, management, medical practice, and new business development experience in the healthcare services industry. He currently is active as a board member and investor in several privately held healthcare companies.

  CRAIG MACNAB
  Age 47
  Director since 2002

     Mr. Macnab is the former Chief Executive Officer and President of JDN Realty Corporation ("JDN Realty"). He served in those positions from April 2000 and September 2000, respectively, until March 2003, when JDN Realty was merged into Developers Diversified Realty Corporation ("Developers Diversified"). JDN Realty was an Atlanta-based real estate investment trust ("REIT") specializing in the development and management of retail shopping centers. Developers Diversified is a self-administered and self-managed REIT operating as a fully integrated real estate company that develops, leases and manages shopping centers. Mr. Macnab was a member of the Board of Directors of JDN Realty from April 1994 until its merger with Developers Diversified. He was appointed to the Board of Directors of Developers Diversified effective upon the closing of the merger, and he currently serves as a director of that company. From 1997 to 1999, Mr. Macnab was the President of Tandem Capital, a venture capital firm.

  DAVID E. MCDOWELL
  Age 60
  Director since 1996

     Mr. McDowell was appointed to the Board in May 1996 and has served as Chairman of the Board from October 1996 to the present. From October 1996 to July 1998, Mr. McDowell also served as Chief Executive Officer of the Company. From 1992 to 1996, he was President, Chief Operating Officer and a director of McKesson Corporation. Prior to 1992, Mr. McDowell served for over 25 years as a senior executive at IBM, including as a Vice President and President of the National Services Division.

  PHILIP M. PEAD
  Age 50
  Director since 2000

     Mr. Pead was elected to the Board in November 2000. Also, in November 2000, Mr. Pead became the President and Chief Executive Officer of the Company. From August 1999 to November 2000, Mr. Pead served as Executive Vice President and Chief Operating Officer of the Company. Mr. Pead joined the Company in April 1997 as a senior executive in the Application Software division and in 1999 formed the e-Health Solutions division. He served as the President of the division from May 1997 until August 1999. From May 1996 to April 1997, Mr. Pead was employed by Dun & Bradstreet Software as a senior executive with responsibility for international operations.

  JOHN C. POPE
  Age 53
  Director since 1997

     Mr. Pope has been Chairman of PFI Group, a private investment group, since July 1994. From December 1995 to November 1999, Mr. Pope was Chairman of the Board of MotivePower Industries, Inc., a manufacturer of locomotives and locomotive components. From April 1992 to July 1994, Mr. Pope was President, Chief Operating Officer and a Director of UAL Corporation and its subsidiary, United Airlines, Inc. Mr. Pope is also a member of the Board of Directors of Air Canada, CNF Inc., Dollar Thrifty Automotive Group, Inc., Federal-Mogul Corporation, Kraft Foods Inc., Wallace Computer Services, Inc., and Waste Management, Inc.

  C. CHRISTOPHER TROWER
  Age 54
  Director since 1997

     Mr. Trower, a member of the Georgia and Kentucky bars, is engaged in the private practice of law. Since June 1997, he has been the owner of the Atlanta law firm of electriclaw.com. From 1988 to June 1997, Mr. Trower was a partner in the Atlanta law firm of Sutherland, Asbill & Brennan.

OPERATION OF THE BOARD OF DIRECTORS

     The Board consists of a substantial majority of independent directors (as independence is defined in Rule 4200(a) of the National Association of Securities Dealers' marketplace rules). The Audit, Compensation and Governance Committees of the Board, which are described below, consist entirely of independent directors. The members and the Chairman of each committee are nominated by the Governance Committee and elected by the Board. All of the committees report on their activities to the Board.

     The Company has an Audit Committee of the Board (the "Audit Committee") which is composed of John C. Pope, Chairman, David R. Holbrooke, M.D., Craig Macnab, and C. Christopher Trower. The Audit Committee has direct responsibility for the appointment, determination of compensation and oversight of the Company's independent auditors, oversight of management's fulfillment of its financial reporting and disclosure responsibilities, and oversight of the Company's internal audit function. The Audit Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board. A copy of the charter of the Audit Committee is attached hereto as Appendix A.

     The Company has a Compensation Committee of the Board (the "Compensation Committee"), which is composed of C. Christopher Trower, Chairman, Stephen A. George, M.D., David R. Holbrooke, M.D., and John C. Pope. The Compensation Committee makes determinations at least annually regarding the compensation of the officers and directors of the Company. The Compensation Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board. The Compensation Committee's policies applicable to compensation of the Company's executive officers during 2002 are described herein under the caption "Compensation Committee Report on Executive Compensation."

     In May 2002, the Company established a Compliance Committee of the Board (the "Compliance Committee"), which is composed of C. Christopher Trower, Chairman, Stephen A. George, M.D., and Philip M. Pead. The Compliance Committee has oversight responsibility for the Company's compliance with laws, rules and regulations applicable to the conduct of its medical billing and collection activities, electronic claims processing activities, and other aspects of its business operations, including compliance with regulations issued under the Health Insurance Portability and Accountability Act of 1996. The Compliance Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board.

     In September 2002, the Company established a Finance Committee of the Board (the "Finance Committee"), which is composed of John C. Pope, Chairman, Craig Macnab, David E. McDowell and C. Christopher Trower. The Finance Committee is responsible for providing advice, support and assistance to management with respect to the Company's strategic plans and financial objectives. The Finance Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board.

     The Company has a Governance Committee of the Board (the "Governance Committee"), which is composed of David R. Holbrooke, M.D., Chairman, Stephen A. George, M.D., Craig Macnab, John C. Pope and C. Christopher Trower. The Governance Committee is responsible for reviewing and assessing the composition and performance of the Board and formulating policies with respect to corporate governance. The Governance Committee also serves as a nominating committee to select nominees for election to the Board. The nominating committee will consider nominees recommended by stockholders if submitted to the Board in accordance with the procedures specified in the By-laws. The Governance Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board.

     During 2002, the Board met eight (8) times, the Audit Committee met thirteen (13) times, the Compensation Committee met five (5) times, the Compliance Committee met one (1) time, the Finance Committee met one (1) time and the Governance Committee met five (5) times. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board and all committees on which he served.

NON-EMPLOYEE DIRECTORS' COMPENSATION

     The Company maintains a non-employee director compensation plan, which is intended to compensate non-employee members of the Board fairly for their talents and time spent on behalf of the Company. The plan provides both cash and equity compensation. The cash compensation consists of an annual retainer for Board membership in the amount of $16,000, and a fee in the amount of $1,000 for each Board meeting attended. In addition, the Board committee chairmen receive annual retainers, and the members of the committees including the committee chairmen receive fees for each committee meeting attended. The annual retainer for the Audit Committee chair is $4,000, and the annual retainer for the other committee chairs is $2,000. The Audit Committee meeting fee is $2,000 per meeting attended, and the meeting fee for the other committees is $1,000 per meeting attended.

     The Company reimburses each director for out-of-pocket expenses associated with each Board or committee meeting attended and for each other business meeting at which the Company has requested the director's presence.

     Non-employee directors may elect to defer receipt and taxation of their cash fees and retainers by participating in the Company's Deferred Stock Unit Plan (the "Deferred Stock Unit Plan"), under which each non-employee director of the Company and certain selected key employees are permitted to defer cash compensation in the form of deferred "stock units," each of which is deemed to be equivalent to one share of Common Stock. At a designated future distribution date selected by the participant, the stock units accumulated in the participant's account under the Deferred Stock Unit Plan will be distributed in the form of Common Stock, and will be taxable to the participant at that time based on the fair market value of the Common Stock. As of March 14, 2003, the non-employee directors participating in the Deferred Stock Unit Plan and the total deferred stock units accumulated by each of them were as follows:

                                                               DEFERRED
NAME                                                          STOCK UNITS
----                                                          -----------
Craig Macnab................................................     4,974
John C. Pope................................................    23,011
C. Christopher Trower.......................................    22,744

     The equity compensation under the non-employee director compensation plan consists of an initial grant of 10,000 stock options (upon first election or appointment to the Board) and an annual grant of 10,000 stock options for each year of service thereafter. Beginning in May 2003, subject to stockholder approval at the Annual Meeting, such options will be granted under the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan (the "Director Stock Option Plan"). See "Proposal to Approve the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan." (Proposal 2.) The full text of the Director Stock Option Plan is attached hereto as Appendix B.

     Changes reflected in the Director Stock Option Plan include an increase by 250,000 in the total number of stock options that may be granted by the Company to its non-employee directors. As of March 14, 2003, the Company had only 38,543 options remaining available for future grants to non-employee directors. The total number of options expected to be required in 2003 for annual grants to such directors is 50,000. Therefore, if Proposal 2 is not approved, then the number of stock options available will not be sufficient to maintain equity compensation of non-employee directors at the levels described above. If Proposal 2 is approved, then the total number of options available for future grants to non-employee directors, including annual grants in 2003, will be 288,543, which should be sufficient for several years.

             DIRECTOR AND EXECUTIVE OFFICER COMMON STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of Common Stock, as of March 14, 2003, by (i) each of the Company's directors, (ii) the Company's named executive officers (as defined herein under the caption "Certain Information Regarding Executive Officers--Executive Compensation"), and (iii) such directors and all executive officers as a group.

                                                               BENEFICIAL    PERCENT
NAME                                                          OWNERSHIP(1)   OF CLASS
----                                                          ------------   --------
Stephen A. George, M.D......................................      20,000(2)       *
David R. Holbrooke, M.D.....................................     147,163(3)       *
Craig Macnab................................................      24,974(4)       *
David E. McDowell...........................................   1,056,486(5)     3.5%
Philip M. Pead..............................................     866,002(6)     2.9%
John C. Pope................................................      80,008(7)       *
C. Christopher Trower.......................................      69,762(8)       *
Chris E. Perkins............................................     284,221(9)       *
Karen B. Andrews............................................     273,619(10)      *
William N. Dagher...........................................     238,347(11)      *
Frank B. Murphy.............................................     292,008(12)      *
All executive officers and directors as a group (11
  persons)..................................................   3,352,590       11.1%

---------------

  *  Beneficial ownership represents less than 1% of the outstanding Common
     Stock.
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them.
 (2) Consists of 20,000 shares that are not currently outstanding, but which may be acquired under the Director Stock Option Plan.
 (3) Includes 500 shares held in a bank account for the benefit of Dr. Holbrooke's son. Also includes 46,663 shares that are not currently outstanding, but which may be acquired under the Director Stock Option Plan.
 (4) Includes 20,000 shares that are not currently outstanding, but which may be acquired under the Director Stock Option Plan. Also includes 4,974 deferred stock units credited under the Deferred Stock Unit Plan.
 (5) Includes 7,100 shares held in a trust for Mr. McDowell's son. Also includes 588,376 shares that are not currently outstanding, but which may be acquired under the Second Amended and Restated Per-Se Technologies, Inc. Stock Option Plan, as amended (the "Executive Stock Option Plan").
 (6) Includes 2,716 shares held by family members, for which Mr. Pead disclaims beneficial ownership. Also includes 746,668 shares that are not currently outstanding, but which may be acquired under the Executive Stock Option Plan, and 10,769 deferred stock units credited under the Deferred Stock Unit Plan.
 (7) Includes 45,331 shares that are not currently outstanding, but which may be acquired under the Director Stock Option Plan. Also includes 23,011 deferred stock units credited under the Deferred Stock Unit Plan.
 (8) Includes 1,883 shares held by family members, for which Mr. Trower disclaims beneficial ownership. Also includes 44,665 shares that are not currently outstanding, but which may be acquired under the

     Director Stock Option Plan, and 22,744 deferred stock units credited under the Deferred Stock Unit Plan.
 (9) Includes 276,670 shares that are not currently outstanding, but which may be acquired under the Executive Stock Option Plan. Also includes 6,884 deferred stock units credited under the Deferred Stock Unit Plan.
(10) Includes 2,500 shares held by Ms. Andrews' husband. Also includes 270,002 shares that are not currently outstanding, but which may be acquired under the Executive Stock Option Plan, and 1,117 deferred stock units credited under the Deferred Stock Unit Plan.
(11) Includes 233,335 shares that are not currently outstanding, but which may be acquired under the Executive Stock Option Plan. Also includes 2,793 deferred stock units credited under the Deferred Stock Unit Plan.
(12) Includes 3,681 shares purchased under an employee stock purchase plan. Also includes 270,002 shares that are not currently outstanding, but which may be acquired under the Executive Stock Option Plan, and 7,324 deferred stock units credited under the Deferred Stock Unit Plan.

                             PRINCIPAL STOCKHOLDERS

     The table below sets forth certain information concerning each person known to the Board to be a "beneficial owner," as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of the Common Stock.

                                                                 SHARES
                                                              BENEFICIALLY   PERCENT
NAME AND ADDRESS                                                OWNED(1)     OF CLASS
----------------                                              ------------   --------
VA Partners, L.L.C., and affiliates(2)......................   5,119,731       17.0%
  One Maritime Plaza, Suite 1400, San Francisco, CA 94111
Basil P. Regan and Regan Partners, L.P.(3)..................   3,929,534       13.0%
  32 East 57th Street, 20th Floor, New York, NY 10022
Whitehall Asset Management, Inc.(4).........................   2,630,994        8.7%
  320 Park Avenue, 10th Floor, New York, NY 10022

---------------

(1) See Note (1) under "Director and Executive Officer Common Stock Ownership."
(2) The information shown is derived from a Schedule 13G/A filed on March 19, 2003, by VA Partners, L.L.C. ("VA Partners"). Shares reported as being beneficially owned by VA Partners are also beneficially owned in whole or in part by its affiliates ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., Jeffrey W. Ubben, George F. Hamel, Jr., and Peter H. Kamin.
(3) The information shown is derived from a Form 4 Statement of Changes in Beneficial Ownership filed on February 20, 2003, by Basil P. Regan and Regan Partners, L.P.
(4) The information shown is derived from a Schedule 13G/A filed on February 4, 2003, by Whitehall Asset Management, Inc.

                CERTAIN INFORMATION REGARDING EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company as of December 31, 2002 (collectively, the "named executive officers") for 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                  -------------------------------------   -----------------------------
                                                             OTHER                           SECURITIES
NAME AND PRINCIPAL                                          ANNUAL        RESTRICTED STOCK   UNDERLYING      ALL OTHER
POSITIONS                  YEAR    SALARY     BONUS     COMPENSATION(1)      AWARDS(2)        OPTIONS     COMPENSATION(2)
------------------         ----   --------   --------   ---------------   ----------------   ----------   ---------------
Philip M. Pead...........  2002   $353,077   $176,539           --            $109,663             --        $ 12,870
President and Chief        2001    310,000    219,325           --                  --        875,000          12,065
Executive Officer          2000    279,040    111,616           --                  --        200,000           9,783
Chris E. Perkins.........  2002    250,000    115,000       37,599              70,097             --          14,592
Executive Vice             2001    243,846    140,194           --                  --        375,000          10,639
President and Chief        2000    163,654     65,461           --                  --        100,000              --
Financial Officer
Karen B. Andrews.........  2002    225,000     75,786           --               3,249             --          14,681
President of the           2001    225,000     64,980           --                  --        275,000          11,983
Company's Application      2000    197,883     59,365           --                  --        140,000           9,694
Software Division
William N. Dagher........  2002    215,000     44,768           --               8,127             --          14,550
President of the           2001    215,000     65,016           --                  --        275,000          14,154
Company's e-Health         2000    201,731     80,692           --                  --         90,000          10,981
Solutions Division
Frank B. Murphy..........  2002    250,000    106,600           --              21,308             --           5,770
President of the           2001    225,962    170,465           --                  --        275,000           5,370
Company's Physician        2000    204,577     81,830           --                  --        155,000           5,316
Services Division

---------------
(1) In accordance with rules of the Securities and Exchange Commission, amounts of perquisites and other personal benefits that did not exceed the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus have been omitted. The amount shown for Mr. Perkins includes reimbursement of $12,610 for an apartment maintained until October 2002 near the Company's headquarters, and $13,086 for automobile expenses.

(2) Represents enhancement bonuses paid in the form of unvested deferred stock units (restricted stock equivalents) granted under the Deferred Stock Unit Plan, which vest at the rate of 20% each year over a period of five years. Any dividend equivalents paid on such units would be converted to additional deferred stock units that vest on the same schedule as the units with respect to which they were granted. As of December 31, 2002, the aggregate unvested deferred stock units held by each of the named executive officers was: 8,974 units valued at $80,407 for Mr. Pead; 5,736 units valued at $51,395 for Mr. Perkins; 266 units valued at $2,383 for Ms. Andrews; 665 units valued at $5,958 for Mr. Dagher; and 1,744 units valued at $15,626 for Mr. Murphy.

(3) Includes amounts paid by the Company on behalf of each named executive officer for matching 401(k) plan contributions, and life, dental, medical, vision and/or short-term disability insurance premiums. Company contributions under the 401(k) plan for the 2002 fiscal year were $5,500 for each named executive officer. The amount of life, dental, medical, vision and/or short-term disability insurance premiums paid for each of the named executive officers for the 2002 fiscal year was: $7,370 for Mr. Pead, $9,092 for Mr. Perkins, $9,181 for Ms. Andrews, $9,050 for Mr. Dagher and $270 for Mr. Murphy.

STOCK OPTION GRANTS

     None of the named executive officers were granted any stock options during 2002.

STOCK OPTION EXERCISES

     None of the named executive officers exercised any stock options during 2002. The table below shows the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by the named executive officers as of December 31, 2002. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the Common Stock on December 31, 2002.

         AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              NUMBER OF                        OPTIONS AT              IN-THE-MONEY OPTIONS AT
                            COMMON SHARES                   DECEMBER 31, 2002             DECEMBER 31, 2002
                             ACQUIRED ON     VALUE     ---------------------------   ---------------------------
NAME                          EXERCISE      REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -------------   --------   -----------   -------------   -----------   -------------
Philip M. Pead............       --           --         538,334        766,664       $831,132      $1,765,161
Chris E. Perkins..........       --           --         155,003        319,997        434,224         778,027
Karen B. Andrews..........       --           --         188,335        266,664        425,114         637,974
William N. Dagher.........       --           --         168,334        249,998        356,654         603,746
Frank B. Murphy...........       --           --         183,335        271,664        450,443         650,639

                             EMPLOYMENT AGREEMENTS

     In November 2000, in connection with his promotion to President and Chief Executive Officer of the Company, the Company and Philip M. Pead entered into a three-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Mr. Pead will be paid a base salary of $310,000 per year, subject to adjustments in the normal course of business, and that he is eligible for an annual incentive compensation payment of up to 100% of his base salary, payable at the discretion of the Board. Upon early termination of Mr. Pead's employment other than for cause or by Mr. Pead for "good reason," Mr. Pead is entitled to severance consideration equal to two years of salary continuation at his then current salary level, but without the right to receive any incentive bonus payments, and two years of health and welfare benefits continuation. In the event Mr. Pead's employment is terminated in connection with a change in control, he is entitled to receive a severance payment equal to two years of salary and benefits, including incentive bonus payments. A "change in control" is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity or certain changes in the composition of the Board. In all such events of termination, Mr. Pead is entitled to a tax equalization payment with respect to any tax which may be imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company also agreed to loan Mr. Pead the amount of $250,000 to purchase shares of Common Stock, and Mr. Pead used that amount in November 2000 to purchase an aggregate of 74,000 shares of Common Stock. The loan, which is evidenced by a promissory note executed by Mr. Pead and secured by those shares, is payable in full upon the earlier to occur of the termination of Mr. Pead's employment by the Company or the sale of all or any part of the shares. The terms of the promissory note provide that any overdue payment shall bear interest at a rate equal to the rate of interest then imputed by the Internal Revenue Service plus 4% per annum, or the maximum rate permitted by law, whichever is lower, but such terms do not otherwise require the payment of interest.

     In April 2000, the Company and Chris E. Perkins, then the Senior Vice President, Corporate Development of the Company, entered into a three-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Mr. Perkins will be paid a base salary of $230,000 per year, subject to adjustments in the normal course of business, and that he is eligible for an annual incentive compensation payment of up to 80% of his base salary, payable at the discretion of the Board. Upon early termination of Mr. Perkins' employment other than for cause or by Mr. Perkins for "good reason," Mr. Perkins is entitled to elect severance consideration equal to the greater of two years of salary or his then current monthly salary multiplied by the number of months remaining in the initial term of the agreement, in each case excluding any incentive bonus payments, plus benefit continuation for the lesser of eighteen months and the number of months remaining in the initial term of the agreement. In the event Mr. Perkins' employment is terminated in connection with a change in control, he is entitled to receive a severance payment equal to two years of salary, including incentive bonus payments. A "change in control" is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity or certain changes in the composition of the Board. Mr. Perkins also received options to purchase up to 100,000 shares of Common Stock. In February 2001, in connection with his promotion to Executive Vice President and Chief Financial Officer of the Company, the employment agreement was amended to increase Mr. Perkins' base salary to $250,000, and to provide for Mr. Perkins to receive options to purchase an additional 100,000 shares of Common Stock. As provided in the agreement, the term thereof has continued in effect beyond the initial three-year term for a successive one-year term. The current term of the agreement extends to March 22, 2004. Beginning with the Company's 2003 incentive compensation plan, Mr. Perkins is eligible for a bonus payment of up to 100% of his base salary.

     In March 2001, the Company and Karen B. Andrews, a Senior Vice President of the Company and President of the Company's Application Software Division, entered into a two-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Ms. Andrews will be paid a base salary of $225,000 per year (subject to adjustments by any increases given in the normal course of business), and that she is eligible for an annual incentive compensation payment of up to 80% of her base salary, payable at the discretion of the Board. Upon early termination of Ms. Andrews's employment other than for cause or by Ms. Andrews for "good reason," Ms. Andrews is entitled to receive a severance payment equal to her then current monthly salary multiplied by the greater of the number of months remaining in the term of the agreement or twelve, and she is also entitled to continuation of certain health and welfare benefits. In the event Ms. Andrews's employment is terminated in connection with a change in control, she is entitled to receive a severance payment equal to one year of salary continuation at her then current base salary, or the payments due and owing to her under the remaining term of the agreement, whichever is greater. A "change in control" is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity. As provided in the agreement, the term thereof has continued in effect beyond the initial two-year term for a successive one-year term. The current term of the agreement extends to April 2, 2004.

     In January 1998, the Company and William N. Dagher, then the Senior Vice President and Chief Information Officer of the Company, entered into a two-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Mr. Dagher will be paid a base salary of $175,000 per year (subject to adjustments by any increases given in the normal course of business), and that he is eligible for an annual incentive compensation payment of up to 50% of his base salary, payable at the discretion of the Board. Upon early termination of Mr. Dagher's employment other than for cause, Mr. Dagher is entitled to receive salary continuation and health benefit continuation for the balance of the term of the agreement, or nine months of salary in a lump sum, whichever is greater. In the event Mr. Dagher's employment is terminated in connection with a change in control, he is entitled to receive a severance payment equal to nine months of salary continuation at his then current base salary, or the payments due and owing to him under the remaining term of the agreement, whichever is greater. A "change in control" is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity. Mr. Dagher also received options to purchase up to 25,000 shares of Common Stock. As provided in the agreement, the term thereof has continued in effect beyond the initial two-year term for successive one-year terms. The current term of the agreement extends to January 31, 2004. Mr. Dagher currently serves as Senior Vice President of the Company and President of the Company's e-Health Solutions Division. Effective January 1, 2003, his base salary is $225,000.

     In June 1998, the Company and Frank B. Murphy, then the Senior Vice President -- Physician Management of the Company, entered into a two-year employment agreement, which contains certain non-competition, non-solicitation and change in control provisions. That agreement provides that Mr. Murphy will be paid a base salary of $180,000 per year (subject to adjustments by any increases given in the normal course of business), and that he is eligible for an annual incentive compensation payment of up to 80% of his base salary, payable at the discretion of the Board. Upon early termination of Mr. Murphy's employment other than for cause or for "good reason," Mr. Murphy is entitled to receive a severance payment equal to his then current monthly salary multiplied by the greater of the number of months remaining in the term of the agreement or twelve months, and he is also entitled to continuation of certain health and welfare benefits. In the event Mr. Murphy's employment is terminated in connection with a change in control, he is entitled to receive a severance payment equal to one year of salary continuation at his then current base salary, or the payments due and owing to him under the remaining term of the agreement, whichever is greater. A "change in control" is generally defined in the agreement as any consolidation, merger, reorganization or other transaction in which the Company is not the surviving entity. Mr. Murphy also received options to purchase up to 24,999 shares of Common Stock. As provided in the agreement, the term thereof has continued in effect beyond the initial two-year term for successive one-year terms. The current term of the agreement extends to June 15, 2003. Mr. Murphy currently serves as Senior Vice President of the Company and President of the Company's Physician Services Division. Beginning with the Company's 2003 incentive compensation plan, he is eligible for a bonus payment of up to 100% of his base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is certain information as of December 31, 2002, regarding an outstanding loan made in November 2000 pursuant to the employment agreement between the Company and Philip M. Pead, the Company's President and Chief Executive Officer and a member of the Board.

                                                     LARGEST AGGREGATE AMOUNT   BALANCE AS
NAME AND POSITION          NATURE OF INDEBTEDNESS      OUTSTANDING IN 2002      OF 12/31/02   INTEREST
-----------------         ------------------------   ------------------------   -----------   --------
Philip M. Pead,
  President and CEO.....  Common Stock purchase(1)           $250,000            $250,000       (2)

---------------

(1) The loan is secured by an aggregate of 74,000 shares of Common Stock, and is payable in full upon the earlier to occur of the termination of Mr. Pead's employment or the sale of all or any part of those shares.

(2) The terms of the loan provide that any overdue payment shall bear interest at a rate equal to the rate of interest then imputed by the Internal Revenue Service plus 4% per annum, or the maximum rate permitted by law, whichever is lower, but such terms do not otherwise require the payment of interest.

                         COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than 10% percent of the Common Stock to file certain reports with respect to each such person's beneficial ownership of the Common Stock, including statements of changes in beneficial ownership on Form 4. In addition, Item 405 of Regulation S-K requires the Company to identify in its Proxy Statement each reporting person that failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, for such persons there were no late reports, no transactions that were not reported on a timely basis, and no known failures to file a required form.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described earlier in this Proxy Statement, the Company has a Compensation Committee, which is composed of C. Christopher Trower, Chairman, Stephen A. George, M.D., David R. Holbrooke, M.D., and John C. Pope. Each member of the Compensation Committee is a "non-employee director" as defined in Rule 16b-3 of the Exchange Act, and is an "outside director" as provided for in
Section 162(m) of the Code. There are no "interlocks," as defined by the Securities and Exchange Commission, with respect to any member of the Compensation Committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee determines each executive officer's compensation annually. As of the date hereof, the Compensation Committee consists of the four Board members whose names appear below. The Compensation Committee also receives input from the Chairman of the Board regarding compensation of all executive officers, and from the Chief Executive Officer regarding compensation of all executive officers other than himself, based in each case on consideration of the same criteria as those considered by the Compensation Committee, as described below.

     Compensation Components and Philosophy. The components of the Company's executive compensation program consist of base salaries, benefits and perquisites, cash bonuses, stock options, and other long-term incentives. The Company's compensation program is structured and administered to support the Company's business mission, which is to develop an organization that efficiently and effectively delivers integrated business management outsourcing services, application software and Internet-enabled connectivity to healthcare providers and payers, and generates favorable returns for its stockholders. The program is designed to provide total compensation that represents competitive compensation for the Company's executive officers, including incentive compensation and other long-term incentives that motivate the Company's executive officers to achieve strategic business objectives over the long term.

     Base Salary. Each executive officer's base salary, including the base salary of the Chief Executive Officer, is based primarily upon the competitive market for the executive officer's services. In addition to competitive compensation information, the Compensation Committee evaluates certain qualitative factors, such as the Chief Executive Officer's and the Compensation Committee's perceptions of each executive officer's performance (i.e., experience, responsibilities assumed, demonstrated leadership ability, and overall effectiveness) during the preceding year. Other factors considered by the Compensation Committee in evaluating base salary include the level of an executive's compensation in relation to other executives in the Company with the same, more and less responsibilities than the particular executive, inflation, the performance of the executive's division or group in relation to established operating budgets, and the Company's guidelines for salary increases for non-executive employees determined during the Company's annual budgeting and planning process. Additionally, for executive officers, compensation arrangements are often set forth in employment contracts with specified terms.

     Cash Bonus Awards. Each executive officer is eligible to receive an annual cash bonus award. These cash bonuses generally are paid pursuant to an incentive compensation plan established at the beginning of each fiscal year in connection with the Company's preparation of its annual operating budget for such year. The amounts of such awards are based on the performance of the Company, the performance of the business units reporting to the executive, and the performance of the executive, measured in each case against attainment of established objectives.

     Stock Option Awards. The Company maintains stock option plans which are designed to align executives' and stockholders' interests in the enhancement of stockholder value. Stock options are granted under these plans by the Compensation Committee. Executive officers, including the Chief Executive Officer, are eligible to receive options under these plans. To encourage long-term performance, executive options typically vest over a three to five year period and remain outstanding for ten to eleven years.

     In making its decisions to approve stock option awards to executives, the Compensation Committee evaluates the Company's consolidated profitability for the year, the Company's growth plans, the desirability of long-term service from an executive, the number of options held by other executives in the Company with similar responsibilities as the executive at issue, the amount and terms of options already held by the executive, and the compensation practices of the Company's competitors.

     Deductibility of Certain Compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation in excess of $1 million in any taxable year that is paid to the corporation's chief executive officer or to the four other most highly compensated executive officers. The Company's compensation plans permit the grant of stock options and other awards that are fully deductible under Section 162(m). It is the Compensation Committee's intent to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent. No executive of the Company received compensation in 2002 that was subject to the Section 162(m) limitation.

     Chief Executive Officer Compensation. Mr. Pead's compensation is paid in accordance with the terms of his employment agreement, the terms of which are described elsewhere in this Proxy Statement. Mr. Pead's 2002 base salary (which reflects adjustments for increases given in the normal course of business) was $350,000. The Compensation Committee has awarded Mr. Pead an annual cash bonus for 2002 in the amount of $176,539, in recognition of his continuing contributions toward attainment of the Company's financial and strategic objectives.

     Stock Ownership Guidelines. In 2001, the Board adopted stock ownership guidelines for directors and certain key executive officers. The stock ownership guidelines reflect the Company's view that the best way to reinforce the link between the interests of the directors and executive officers, on the one hand, and the interests of the stockholders, on the other, is for the directors and executives to own significant amounts of the Company's Common Stock. It is expected that the Company's directors and executives will demonstrate their confidence in the Company's future by increasing ownership of the Common Stock in accordance with these guidelines. The target ownership levels are as follows:

Directors:                          5x annual retainer
Chief Executive Officer:            5x base salary
CFO and Division Presidents:        2x base salary

     For example, if an executive has a base salary of $200,000, and the target ownership level is 2x base salary, then the value of the Common Stock owned by that executive should be $400,000. The target ownership levels are intended to be achieved by 2006. The shares owned at that time will be valued for compliance purposes at their then-fair market value (rather than historical cost or investment). The then-applicable target stock ownership levels will, likewise, be based on compensation in effect in 2006 (therefore, if compensation increases, the target ownership levels will also increase). Shares that count toward reaching target ownership levels include stock owned outright, vested shares in qualified benefit plans (e.g., a 401(k) or employee stock purchase plan), and vested stock units in the Deferred Stock Unit Plan. Unexercised stock options will not be counted toward target stock ownership. Progress toward compliance with the target stock ownership levels will be monitored quarterly by the Compensation Committee.

     Deferred Stock Unit Plan. On May 2, 2002, the Company's stockholders approved the Deferred Stock Unit Plan. The purpose of the Deferred Stock Unit Plan is to further align the interests of the Company's non-employee directors and a select group of key employees of the Company and its affiliates with the interests of stockholders by encouraging additional ownership of the Common Stock, and to provide the non-employee directors and such key employees with an opportunity to defer taxation of income in consideration of the valuable services that they provide. It is expected that participation in the Deferred Stock Unit Plan will facilitate achievement of the target stock ownership levels described above.

     Executive Deferred Compensation Plan. Effective as of January 1, 2002, the Company adopted the Per-Se Technologies, Inc. Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). The purpose of the Deferred Compensation Plan is to recognize the value to the Company of the services rendered by certain management and/or highly compensated employees, and to encourage and assure their continued service with the Company by making more adequate provisions for their future retirement security.

     The Deferred Compensation Plan allows the eligible employees the opportunity to accumulate deferred compensation, including deferrals of base salary, bonus awards pursuant to the Company's incentive compensation plans, and other forms of remuneration that the Compensation Committee and/or the Board may from time to time designate as available for deferral.

                                          COMPENSATION COMMITTEE
                                          C. Christopher Trower, Chairman
                                          Stephen A. George, M.D.
                                          David R. Holbrooke, M.D.
                                          John C. Pope

April 1, 2003

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below reflects the cumulative stockholder return on the Common Stock compared to the return of the Center for Research in Security Prices Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite") and the Company's peer group indices for the periods indicated. The graph reflects the investment of $100 on December 31, 1997 in the Common Stock, the Nasdaq Composite and the Company's peer group indices. The Company's current peer group index consists of the following companies: Cerner Corporation, IDX Systems Corporation, Eclipsys Corporation, NDCHealth Corporation, and WebMD Corporation (the "Peer Group").

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------------------
                            12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/29/2001   12/31/2002
-------------------------------------------------------------------------------------------------------
 Per-Se Technologies,
  Inc.                         100           50           43           18           55           46
 Peer Group Index              100          144          140           70           58           47
 NASDAQ Composite              100          140          259          157          124           85

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board. The Audit Committee's Charter has recently been amended to conform to requirements of the Sarbanes-Oxley Act of 2002 (the "Act"), Securities and Exchange Commission rules implementing the Act, and applicable Nasdaq corporate governance standards. A copy of the Audit Committee's Charter, as amended, is attached hereto as Appendix A.

     Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee those processes.

     It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee do not represent themselves to be accountants or auditors by profession or experts in the fields of accounting or auditing.

     As part of its oversight of the Company's financial statements, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based on the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, and without any independent verification, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.
                                          AUDIT COMMITTEE
                                          John C. Pope, Chairman
                                          David R. Holbrooke, M.D.
                                          Craig Macnab
                                          C. Christopher Trower

April 1, 2003

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                       SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has selected the firm of Ernst & Young LLP ("Ernst & Young") to serve as the Company's principal independent auditors. Ernst & Young has served in that capacity since June 14, 2001. One or more representatives of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     On June 14, 2001, following a competitive review and request for proposal process in which a number of nationally recognized accounting firms were requested to participate, the Company dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's principal independent auditors and engaged Ernst & Young as the Company's new independent auditors. The decision to change auditors was recommended by the Audit Committee and approved by the Board.

     The reports of PricewaterhouseCoopers on the Company's financial statements for the fiscal years for which PricewaterhouseCoopers served as the Company's independent auditors do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During those fiscal years and the subsequent interim periods preceding the date of the Company's change in principal auditors, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure as described in paragraph (a)(1)(iv) and Instructions 4 and 5 of Item 304 of the Securities and Exchange Commission's Regulation S-K, and there were no "reportable events" as described in paragraph
(a)(1)(v) of Item 304.

                            AUDITORS' FEES FOR 2002

AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Forms 10-Q filed for the first, second and third quarters of 2002 were $560,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by Ernst & Young for services rendered to the Company during the fiscal year ended December 31, 2002, in connection with operating, or supervising the operation of, the Company's information system or managing the Company's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements.

ALL OTHER FEES

     The aggregate fees billed by Ernst & Young for services rendered to the Company during the fiscal year ended December 31, 2002, other than those services described above, were $454,482. Of those fees, $84,482 were billed for services in connection with statutory and regulatory filings and for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements, and $285,000 were billed for traditional tax preparation services.

AUDIT COMMITTEE REVIEW

     The Audit Committee has reviewed the services rendered and the fees billed by Ernst & Young for the fiscal year ended December 31, 2002. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company's financial statements are compatible with the independence of Ernst & Young as the Company's independent auditors.

     PROPOSAL TO APPROVE THE AMENDED AND RESTATED PER-SE TECHNOLOGIES, INC.
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                  (PROPOSAL 2)

BACKGROUND AND SUMMARY OF CHANGES

     The Board has approved and recommends to the stockholders that they approve the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan (the "Director Stock Option Plan").

     The Director Stock Option Plan reflects the following changes from previous versions of the plan:

     - to increase by 250,000 the total number of stock options that may be granted by the Company to its non-employee directors;

     - to condition any direct or indirect repricing of options on approval of the Company's stockholders;

     - to require stockholder approval for any material amendment to the plan;

     - to provide immediate exercisability of options upon termination of an optionee's service as a director for any reason;

     - to reduce the term of future options granted under the plan from eleven years to ten years; and

     - to provide more flexible exercise arrangements and make other minor changes to bring the plan into conformity with current laws and regulations.

     The Board has determined that amending and restating the Director Stock Option Plan is in the best interests of the Company and its stockholders. Amending the plan will enable the Company to continue grants of stock options to non-employee directors consistent with past practices. The Board believes that grants of stock options are an effective method to attract and retain on the Board qualified individuals who are not employees of the Company and to align the interests of those directors with the interests of the Company's stockholders, and that maintenance of the Director Stock Option Plan is important to the Company's business prospects and operations.

SUMMARY OF THE PLAN

     The following is a summary of the provisions of the Director Stock Option Plan, as amended. This summary is qualified in its entirety by the full text of the plan, which is attached to this Proxy Statement as Appendix B.

     The purpose of the Director Stock Option Plan is to attract and retain individuals who are not employees of the Company to serve as directors of the Company, and to encourage such directors to acquire an increased proprietary interest in the Company. All options granted under the plan are non-qualified (nonstatutory) stock options. The only persons eligible to receive grants of stock options under the plan are members of the Board who are not and have not previously been employees of the Company or its affiliated group (as defined in Section 1504 of the Internal Revenue Code). As of March 14, 2003, there were five non-employee directors, holding an aggregate of 176,659 options under the plan with exercise prices ranging from $6.02 to $135 per share. The remaining 33,999 outstanding options are held by Kevin E. Moley, a former non-employee director. A total of 34,132 options have been exercised. The plan was first approved by the stockholders of the Company in 1995. Since its inception, the Company's stockholders have approved one increase in the total number of stock options that may be granted to non-employee directors. That increase, which was approved in 2000, raised the number of stock options that may be granted to non-employee directors to 283,333.

     Under the Director Stock Option Plan, each non-employee director is granted an initial grant of 10,000 stock options (upon first election or appointment to the Board) and an annual grant of 10,000 stock options for each year of service thereafter (grants occur immediately following the annual meeting of stockholders). In 2002, an aggregate of 70,000 stock options were granted to non-employee directors under the plan, at exercise prices per share ranging from $11.06 (in the case of initial grants to Dr. George and Mr. Macnab) to $12.22

(in the case of annual grants to each of the five current non-employee directors, including Dr. George and Mr. Macnab).

     The Director Stock Option Plan is administered by the Board. The Board has the authority to interpret and construe the provisions of the plan and any agreements issued thereunder and make determinations pursuant to any plan provision or agreement. The Board has authority to make discretionary grants of stock options under the plan to one or more non-employee directors upon terms and conditions consistent with the plan as the Board may approve from time to time.

     The exercise price of the options granted pursuant to the plan is the average of the fair market values of the Common Stock for the five trading days prior to the date of grant, and such price may be paid in cash, in Common Stock or a combination thereof. The options vest immediately upon grant, but are not exercisable until one year after the date of grant, except in the event of the termination of the optionee's service as a director for any reason, in which event all of the outstanding options held by such optionee become immediately exercisable. Options granted pursuant to the plan may not be exercised more than ten years after the date of grant. An option granted under the plan is exercisable only by the optionee or a permitted transferee, and is not transferable other than to immediate family members, family trusts or partnerships, 501(c)(3) entities, certain split interest trusts or pooled income funds, or by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

     The plan provides that if the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization or other corporate transaction in which the Common Stock is converted into another security or into the right to receive securities or property, or in the event of the acquisition, directly or indirectly, of the power to vote fifty percent (50%) or more of the outstanding shares of Common Stock by a person (not previously possessing such power), acting alone or in conjunction with others, or a tender or exchange offer is made for Common Stock other than by the Company, then the unexercisable portion of all the outstanding options under the plan will become immediately exercisable, and each optionee will have the right, upon exercise of the option and payment of the applicable exercise price, to receive, at the optionee's election, either the number of shares subject to the option or a cash payment equal to the fair market value of those shares.

     The number of shares of Common Stock covered by the plan, as well as the number of shares of Common Stock covered by outstanding options (and the per share purchase price thereof), are subject to adjustment by the Board, without further action by stockholders, in the event of a stock dividend, stock split or certain other recapitalizations with respect to the Common Stock. The Board may amend the plan from time to time to the extent that the Board deems necessary or appropriate, but the Board may not, without stockholder approval, amend the plan to materially increase the number of shares available under the plan, reduce the exercise price of any option granted under the plan, change the types of awards available under the plan, materially expand the class of persons eligible to receive awards under the plan, materially extend the terms of the plan or effect any other material change that would require stockholder approval under applicable laws, policies or regulations. The Board does not have the authority unilaterally to modify, amend or cancel any previously granted option without the consent of the optionee.

BENEFITS TO NON-EMPLOYEE DIRECTORS

     If this Proposal is approved by the Company's stockholders, additional stock options will be available for grant to the Company's non-employee directors, and future grants will be made to them consistent with the terms of the plan. As illustrated in the the following table, if the number of non-employee directors remains the same as the current number (i.e., five), and each of the current non-employee directors remains on the Board, then each such non-employee director will continue to be granted 10,000 stock options each year, resulting in total annual grants of 50,000 stock options. Additional grants to non-employee directors may be made in the future at the discretion of the board. Consequently, we cannot determine with respect to any particular director the other benefits or amounts that he or she may receive in the future pursuant to discretionary grants under the plan.

                                                                  DIRECTOR STOCK OPTION PLAN
                                                              -----------------------------------
NAME AND POSITION                                             DOLLAR VALUE($)   NUMBER OF OPTIONS
-----------------                                             ---------------   -----------------
Non-Employee Director Group.................................        (1)              50,000

---------------
(1) The dollar value of stock options granted under the plan is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of March 14, 2003, the fair market value of the shares was $6.25 per share, based on the closing price of the Common Stock on that date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     A non-employee director is not subject to any federal income tax upon the grant of an option pursuant to the plan, nor will the grant of an option result in an immediate income tax deduction for the Company. As a result of the exercise of an option under the plan, the non-employee director generally will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares acquired. Such fair market value generally will be determined on the date the option is exercised. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the non-employee director when such ordinary income is recognized by the non-employee director, provided the Company satisfies applicable federal income tax withholding requirements.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE PROPOSAL

     This Proposal will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" approval of this Proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about Common Stock that may be issued under all of the Company's existing compensation plans as of December 31, 2002.


                                      (A)                       (B)                            (C)
                           NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE        NUMBER OF SECURITIES REMAINING
PLAN CATEGORY               ISSUED UPON EXERCISE OF      EXERCISE PRICES OF    AVAILABLE FOR FUTURE ISSUANCE UNDER
                              OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   EQUITY COMPENSATION PLANS (EXCLUDING
                              WARRANTS AND RIGHTS       WARRANTS AND RIGHTS    SECURITIES REFLECTED IN COLUMN (A))
                                     210,658(1)                $10.80                          38,543(2)
Equity Compensation Plans          3,553,984(3)                $ 7.89                       1,179,962
Approved by Stockholders
                                         n/a                      n/a                         600,000(4)
Equity Compensation Plans          3,321,566(5)                $ 8.53                         967,505(6)
     Not Approved by
      Stockholders                   232,497(7)                $10.83                          10,782
          Total..........          7,318,705                   $ 8.36                       2,796,792(8)

---------------
(1) Director Stock Option Plan.

(2) Does not include 250,000 shares that will become available for future issuance under this plan if Proposal 2 is approved by the stockholders at the Annual Meeting on May 8, 2003.

(3) Executive Stock Option Plan.

(4) Deferred Stock Unit Plan. This is a deferred compensation plan under which directors and selected key employees may elect to defer compensation in the form of deferred stock units that are payable in shares of Common Stock at a future date. Shares distributed under this plan must be shares that were previously issued and reacquired by the Company, and are not original issue shares.

(5) Per-Se Technologies, Inc. Non-Qualified Stock Option Plan for Non-Executive Employees, as amended.

(6) Includes 500,000 shares added on February 7, 2003, pursuant to a plan amendment authorized on that date by the Compensation Committee of the Board.

(7) Per-Se Technologies, Inc. Non-Qualified Stock Option Plan for Employees of Acquired Companies, as amended.

(8) Includes the 600,000 outstanding shares that may be distributed under the Deferred Stock Unit Plan.

     The Per-Se Technologies, Inc. Non-Qualified Stock Option Plan for Non-Executive Employees, as amended (the "Non-Executive Stock Option Plan"), provides options to purchase Common Stock to employees of the Company who are not executive-level employees on the date of grant. Options granted under the Non-Executive Stock Option Plan generally vest over a three-to-five-year period, and expire 11 years after the date of grant.

     The Per-Se Technologies, Inc. Non-Qualified Stock Option Plan for Employees of Acquired Companies, as amended (the "Acquired Companies Stock Option Plan"), provides options to purchase Common Stock to employees of the Company who were immediately prior to an acquisition employed by the business that was the subject of such acquisition. Options granted under the Acquired Companies Stock Option Plan generally vest over a three-to-five-year period, and expire 11 years after the date of grant.

                                 OTHER MATTERS

     The minutes of the Annual Meeting of Stockholders held on May 2, 2002, will be presented to the meeting, but it is not intended that action taken under the proxy will constitute approval of the matters referred to in such minutes. The Board knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     No stockholder proposals were received for inclusion in this Proxy Statement. If a stockholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Stockholders, such proposal must be submitted in writing in accordance with the following requirements and procedures.

     Advance Notice Procedures. Under the By-laws, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the By-laws) not less than 90 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy materials.

     Stockholder Proposals for the 2004 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2004 Annual Meeting of Stockholders may do so by following the procedures prescribed by the Securities and Exchange Commission in Rule l4a-8 under the Exchange Act. To be eligible for inclusion, such stockholder proposals must be received by the Company's Secretary no later than December 3, 2003.

                                 ANNUAL REPORTS

     The Company's annual report to stockholders for the year ended December 31, 2002, which includes the Company's Annual Report on Form 10-K, accompanies this Proxy Statement. The Company's Annual Report on Form 10-K includes audited consolidated financial statements and a financial statement schedule, as filed with the Securities and Exchange Commission, except various exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible stockholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of those materials should be mailed to:
Per-Se Technologies, Inc., 2840 Mt. Wilkinson Parkway, Atlanta, Georgia 30339,
Attention: Michele L. Howard, Vice President, Investor Relations and Corporate Communications.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, facsimile or mail by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's Common Stock.

                                          /s/ Paul J. Quiner
                                          PAUL J. QUINER
                                          Senior Vice President,
                                          General Counsel and
                                          Secretary

April 1, 2003

                                                                      APPENDIX A

                           PER-SE TECHNOLOGIES, INC.
                            AUDIT COMMITTEE CHARTER

I. AUDIT COMMITTEE MISSION

     The Audit Committee has oversight responsibility for the Company's financial reporting, internal controls, and business ethics. It serves as the interface with the Company's external and internal auditors. The key to successful performance of its functions is independence from Company management combined with an understanding of the Company's business and material financial reporting and internal control policies and procedures. The Audit Committee recognizes that Company management is responsible for the completeness and accuracy of the Company's financial statements and disclosures and for maintaining internal controls and that the independent auditors are responsible for auditing the Company's financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

II. MEMBERSHIP AND QUALIFICATIONS OF AUDIT COMMITTEE MEMBERS

     A. Number of Members. The Audit Committee shall at all times contain a minimum of three members.

     B. Qualifications.

          1. Independence. Each member of the Audit Committee shall meet the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") and Securities and Exchange Commission ("SEC") rules implementing the Act, and shall otherwise be an "independent director" within the meaning of applicable NASD rules.

          2. Experience. Each member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, and shall have or gain sufficient understanding of the Company's financial reporting and internal control policies and procedures to enable them to give consideration to material financial reporting and control issues as they arise. At least one member of the Committee shall be an "audit committee financial expert" within the meaning of SEC rules implementing Section 407 of the Act and applicable NASD rules.

III. AUDIT COMMITTEE MEETINGS

     A. Frequency.  The Audit Committee shall meet at least four times annually.

     B. Time of Meetings. Meetings shall occur at the following times, among others: prior to commencement of the annual audit, prior to completion of the annual audit, and prior to the release of each quarterly and annual financial report.

     C. Executive Session. Each Audit Committee meeting shall include an opportunity for an executive session held without management present.

     D. Written Agendas and Minutes. Each Audit Committee meeting generally shall have a written agenda, and written minutes of the meeting shall be prepared and maintained.

     E. Reporting to Board of Directors. The Audit Committee shall keep the Board of Directors apprised of its activities and shall advise the Board in detail of its material findings on a regular basis.

     F. Delegation. The Audit Committee may form and delegate authority to subcommittees when appropriate.

IV. DIRECT ACCESS TO ADVISORS AND INTERNAL INFORMATION

     The Audit Committee shall at all times have direct access to the Company's financial and legal advisors, including the Company's independent auditors and outside counsel. The Audit Committee shall have the authority to engage and determine funding for independent counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall likewise have direct and unrestricted access to all relevant internal Company information.

V. AUDIT COMMITTEE RESPONSIBILITIES

     The Audit Committee, in its capacity as a committee of the Board of Directors, shall have sole authority for the appointment, determination of compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of any disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee. The following list of Audit Committee responsibilities is illustrative only. The Audit Committee shall discharge responsibilities in addition to those enumerated below as it deems prudent in light of the state of the Company's financial reporting and internal control structure and other relevant circumstances.

     A. Responsibilities Regarding Outside Auditors.

          1. Determining which firm to engage as the Company's principal independent auditors and whether to terminate that relationship.

          2. Reviewing and approving the independent auditors' compensation, proposed terms of engagement and independence. This evaluation shall include review of a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1, discussion with the independent auditors with respect to any disclosed relationships, and consideration of any effect that relationships or non-audit services provided by the independent auditors to the Company may have on the auditors' objectivity and independence.

          3. Taking or recommending that the Board take appropriate action to ensure the independence of the independent auditors. Actions taken to ensure the independence of the Company's independent auditors shall include, without limitation, prohibiting the engagement of the independent auditors to perform prohibited activities as set forth in Section 201 of the Act and the rules promulgated by the SEC thereunder. In addition, the Audit Committee shall review and pre-approve all audit services and non-audit services provided by, and all the fees to be paid to, the independent auditors, subject to the de minimus exception under the Act. All services provided by the independent auditors shall be monitored to ensure that such work does not compromise the independent auditors' independence in performing their audit services.

          4. Serving as a channel of communication between the independent auditors and the Board of Directors.

          5. Reviewing the results of each independent audit, including any qualifications in the independent auditors' opinion, and any related management letter, and requiring a review by the independent auditors pursuant to SAS 71 of the Company's quarterly financial statements and reviewing the results of such review with the independent auditors and management prior to public announcement of financial results for the quarter.

          6. Reviewing with the independent auditors and management the Company's annual financial statements and any material disputes which have arisen between management and the independent auditors in connection with the preparation of those financial statements.

          7. Reviewing the Statements of Adjustments Passed, if any, prepared by the independent auditors in connection with their review of the Company's financial statements.

          8. Periodic meetings with the independent auditors, including sufficient opportunity for the independent auditors to meet with the Audit Committee without members of management present, in which the following subject areas, along with such other subject areas as the Audit Committee deems appropriate, should be discussed at least once each year.

             a. Generally accepted auditing standards.

                i. The independent auditors' responsibility under generally accepted auditing standards.

                ii. Significant accounting policies.

                iii. Management judgments and accounting estimates.

                iv. Audit adjustments.

                v. The independent auditors' judgments about the quality of the Company's accounting principles.

                vi. Other information in documents containing audited financial statements.

                vii. Disagreements with management.

                viii. Management's consultation with other accountants.

                ix. Major issues discussed with management prior to initial or recurring retention.

                x. Difficulties encountered in performing the audit.

                xi. Accounting for significant unusual transactions.

                xii. Significant accounting policies in controversial or emerging areas.

             b. Pursuant to Section 404 of the Act, the independent auditors' evaluation of management's assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting.

          9. Receive and review the reports to the Audit Committee from the independent auditors regarding (a) the critical accounting policies and practices to be used by the Company, (b) all alternative treatments of financial information discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management.

          10. Review with the independent auditors and management all significant accounting changes proposed by the Company.

          11. Ensure that the independent auditors have established a procedure for the rotation of audit partners as required by the Act and the rules promulgated by the SEC thereunder.

     B. Responsibilities Regarding Company Management.

          1. Ascertaining from senior management the Company's primary business and financial exposure risks.

          2. Reviewing senior management's responses to the recommendations of the independent and internal auditors.

          3. Periodic meetings with senior management in which the following matters should be discussed at least annually.

             a. Company budgets and forecasts.

             b. Company compliance with internal codes of ethics and other internal procedures with respect to financial reporting, accounting, internal accounting controls or auditing matters.

          4. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          5. Receive and review reports from the Chief Executive Officer and Chief Financial Officer on any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and on any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     C. Responsibility Regarding Internal Auditors.

          1. To oversee the establishment of an internal audit function either at the Company or through some independent third party and the retention of qualified personnel to staff and manage such department or the retention of a qualified third party to provide internal audit services.

          2. Ascertaining the nature of and reviewing the internal audit plan.

          3. Ascertaining appropriate staffing levels or service levels for the internal audit function.

          4. Reviewing the appointment and replacement of the senior auditing executive or the provider of internal audit services, as appropriate.

          5. Serving as a channel of communication between the internal auditors and the Board.

          6. Regular meetings with the internal auditing staff, in which the following subject areas, along with such other subject areas, as the Audit Committee deems appropriate, should be discussed.

             a. What are the strengths and weaknesses of the Company's internal financial controls.

             b. What efforts have been taken to uncover errors or irregularities, and what has been the result of those efforts.

             c. What significant findings and recommendations have resulted from the internal audits and what have been management's responses to such recommendations.

     D. Responsibilities Regarding Disclosure.

          1. To prepare a report from the Committee, such report to include all information required by federal securities laws and regulations, as in effect from time to time, for inclusion in the Company's proxy statements.

          2. To review at least annually the Charter of the Committee, making such amendments and modifications as it deems appropriate from time to time, and to file a copy of the then-current Committee Charter as an appendix to the Company's proxy statement at least once every three years.

VI. GENERAL

     This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the responsibilities and to perform such other actions as applicable law, Nasdaq and the Company's By-laws or the Board of Directors may require.

                                                                      APPENDIX B

                 AMENDED AND RESTATED PER-SE TECHNOLOGIES, INC.
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     THIS AMENDED AND RESTATED PER-SE TECHNOLOGIES, INC. NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, is made as of the 7th day of February, 2003, by Per-Se Technologies, Inc., a Delaware corporation (the "Company").

                                  WITNESSETH:

     WHEREAS, on August 12, 1994, the Company adopted its Non-Employee Director Stock Option Plan (the "Plan");

     WHEREAS, the Company has subsequently adopted four amendments to the Plan; and

     WHEREAS, the Company desires to amend and restate the Plan to integrate the existing Plan and all previous amendments thereto into a single document, to provide that material revisions to the Plan must be approved by the stockholders of the Company, to require stockholder approval of any direct or indirect repricing of options outstanding under the Plan, and to increase by 250,000 shares the number of shares authorized under the Plan; provided, however, that such amendments to the Plan shall be subject to approval by the stockholders of the Company at the 2003 Annual Meeting of Stockholders, or any adjournment thereof.

     NOW, THEREFORE, the Plan is hereby amended and restated as follows:

     1. Purpose. The Plan is intended to attract and retain individuals who are not employees of the Company or its affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code")) to serve as directors of the Company ("Non-Employee Directors") and to encourage such directors to acquire an increased proprietary interest in the Company. The Plan is intended, in part, to be an ongoing formula plan in the sense that awards are made automatically hereunder without the need for Board approval in advance of each grant. The Plan is not intended to be a formula plan with respect to Discretionary Grants, as defined in Section 5(b)(4).

     2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board"). Except as provided below with respect to Discretionary Grants as defined in Section 5(b)(4), the Board shall have no authority, discretion or power to select the Non-Employee Directors who will receive options (the "Options") to purchase shares of voting common stock, par value $.01 per share, of the Company (the "Common Stock") hereunder or to set the number of shares of Common Stock to be covered by each Option granted hereunder, the exercise price of such Option, the timing of the grant of such Option or the period within which such Option may be exercised, except in the sense of administering this Plan pursuant to its express terms. The Board shall have exclusive authority, discretion and power to select the Non-Employee Directors, if any, who will receive Discretionary Grants hereunder, to set the number of shares of Common Stock to be covered by any Discretionary Grant, and to set the timing of grant and the period within which any Discretionary Grant may be exercised. Subject to the foregoing, the Board shall have the authority to interpret and construe the provisions of this Plan and of any agreements issued hereunder and make determinations pursuant to any Plan provision or agreement. The Board shall interpret and administer the provisions of this Plan or any agreement issued hereunder in a manner consistent with the intentions referred to in Section 1 hereof and any provisions of this Plan or any such agreement inconsistent therewith shall be inoperative and shall not affect the validity of this Plan. The Board shall have the power to place transfer and other restrictions on the Options as may be required by federal and state securities laws. Each interpretation, determination or other action made or taken pursuant to the Plan by the Board shall be final, conclusive and binding on all persons.

     3. Eligibility. The Non-Employee Directors shall be eligible to receive Options on the terms and subject to the restrictions set forth herein.

     4. Stock Subject to Plan.

          (a) Authorized Shares. There shall be an aggregate of 533,333 shares of Common Stock (the "Shares") authorized and reserved for issuance upon the exercise of Options pursuant to this Plan. Any shares of Common Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

          (b) Adjustment. The Board will adjust the number of Shares authorized and reserved for issuance under this Plan, both as to the number of Shares and the Option price, to reflect any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or a payment of a stock dividend on the shares of Common Stock, a subdivision or combination of the shares of Common Stock, a reclassification of the shares of Common Stock, a recapitalization of the Company or any other like changes in the Common Stock. No fractional shares will be issued as a result of any of these changes, and any fractional shares that result from a change will be eliminated from the outstanding Options. All adjustments made by the Board under this paragraph shall be final, conclusive and binding on all affected persons and, further, shall not constitute an increase in the aggregate number of shares which may be issued under Options pursuant to Section 4(a) hereof.

          (c) Sale or Merger; Change in Control. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property, or in the event of a Change in Control (as defined below) of the Company or a tender or exchange offer is made for Common Stock other than by the Company, each outstanding Option shall, on the date immediately preceding the effective date of a transaction contemplated by this Section 4(c), become immediately exercisable and the Non-Employee Director shall be entitled to receive (at such Non-Employee Director's option) upon exercise of such Option and payment of the applicable Option exercise price, either
     (i) the number of Shares subject to such Option, or (ii) a cash payment, the amount of which shall be determined by the Board by multiplying the number of shares subject to such Option by the then Fair Market Value (as defined in Section 5(c) below) of the Common Stock.

          For purposes of this Plan, "Change in Control" shall be defined as the acquisition, directly or indirectly, of the power to vote 50% or more of the outstanding stock by a person (not previously possessing such power), acting alone or in conjunction with others. For purposes of this definition, the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government.

     5. Terms and Conditions of Option. Each Option granted to a Non-Employee Director pursuant to the Plan shall be subject to the following terms:

          (a) Option Agreements. Each Option granted under this Plan shall be evidenced by a stock option agreement duly executed by the Company and by the Non-Employee Director to whom such Option is granted and dated as of the applicable date of grant. In the case of Initial Grants and Annual Grants, such agreement shall be in substantially the form attached hereto as Exhibit A. Each such agreement shall comply with and be subject to the terms and conditions of this Plan.

          (b) Option Grant Size and Grant Dates.

             (1) Initial Grants. An Option to purchase 10,000 Shares (an "Initial Grant") shall be granted to each person who becomes a Non-Employee Director immediately following (i) the Annual Meeting (as described in the Company's By-laws) at which such director is first elected to the Board or (ii) such director's first appointment by the Board to be a director; provided, however, that if a Non-Employee Director who previously received an Initial Grant terminates service as a director and is subsequently re-elected or re-appointed to the Board, such director shall not be eligible to receive a second Initial Grant, but shall be eligible to receive only Annual Grants (as defined below).

             (2) Annual Grants. An Option to purchase 10,000 Shares (an "Annual Grant") shall be granted each year immediately following the Annual Meeting to each Non-Employee Director serving as such, other than a Non-Employee Director then receiving an Initial Grant under Section 5(b)(1)(i) hereof.

             (3) Previous Employees. A person who has previously served as an employee of the Company or its affiliated group and thereafter becomes a Non-Employee Director shall not be eligible to receive either an Initial Grant or Annual Grants.

             (4) Discretionary Grants. Without limiting the provisions of the Plan as it relates to Initial and Annual Grants, the Board may at any time in its discretion make such additional grants of Options to one or more Non-Employee Directors hereunder upon such terms and conditions consistent with the Plan as the Board shall approve from time to time ("Discretionary Grants").

          (c) Option Exercise Price. The exercise price for each share subject to Option (including a Discretionary Grant) shall be the Fair Market Value as of the date of grant. For purposes of this Plan, "Fair Market Value" as of any date shall mean (1) the average closing price of a share of Common Stock over the preceding five (5) trading days, as reported by The Wall Street Journal under the Nasdaq National Market issue quotation system (or under any successor quotation system) or, if the Common Stock is not traded on the Nasdaq National Market, under the quotation system under which such closing price is reported, or (2) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Board, or (3) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price at which a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts, as determined by a nationally recognized appraisal or investment banking firm selected by the Board.

          (d) Vesting; Exercisability. An Option that is part of an Initial Grant or an Annual Grant shall be fully vested as of the date of grant, but shall not become exercisable until one (1) year after the date of grant; provided, however, that in the event of the termination of an optionee's service as a director for any reason, then all of the outstanding Options of such optionee shall become immediately exercisable.

          (e) Time and Manner of Option Exercise. Any exercisable Option shall be exercisable in whole or in part at any time or from time to time prior to its expiration by giving written notice to the Company, signed by the person exercising the Option, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Option exercise price for the number of Shares to be purchased (unless the exercise is a broker-assisted cashless exercise, as described below). If the person exercising an Option is not the original optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Except in the case of a broker-assisted cashless exercise, as described below, the date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the Option as to such number of Shares. No Option may at any time be exercised with respect to a fractional share.

          (f) Payment of Option Price. The Option exercise price shall be paid in full at the time of exercise (a) in cash, (b) by tendering Common Stock then owned (which has been held for the preceding six (6) months) and properly endorsed to the Company having a Fair Market Value equal to the Option exercise price, or (c) partly in cash and partly in Common Stock (which has been held for the preceding six (6) months) valued at Fair Market Value, at the election of the Non-Employee Director. The Fair Market Value of any such tendered Shares shall be determined as of the day on which the certificate is received by the office of the Secretary of the Company. Notwithstanding the above, to the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws and any limitations as may be applied from time to time by the Board (which need not be uniform), the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares on behalf of the optionee and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company and the exercise price shall be delivered to the Company by the settlement date.

          (g) Term of Options. Each Option that is part of an Initial Grant or an Annual Grant shall expire ten (10) years from its date of grant, and shall not be subject to earlier termination or forfeiture.

          (h) Transferability. An Option granted to an optionee under the Plan shall not be assignable or transferable by the optionee other than (i) to the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) to a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) to a partnership in which such Immediate Family Members are the only partners, (iv) to an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) to a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision; provided, however, that (x) there shall be no consideration for any such transfer, and (y) other transfers by the optionee, or any subsequent transfer of transferred Options by a transferee, shall be prohibited, except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended; and provided, further, that following transfer, for purpose of elections to exercise the Option and the sale or merger and change in control provisions of the Plan, the term "Non-Employee Director" shall be deemed to include the transferee, but the Option otherwise shall continue to be subject to the same terms and conditions that were applicable immediately prior to transfer. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under an Option that has been transferred by a Non-Employee Director under this Section 5(h).

     6. Nonstatutory Stock Options. All Options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Code.

     7. Limitation of Rights.

          (a) No Stockholder Rights. Neither the optionee nor an optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an Option granted to such person until the date of issuance of a stock certificate for such Shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in this Plan.

          (b) Limitation as to Directorship. Neither this Plan, nor the granting of an Option hereunder, nor any other action taken pursuant hereto shall constitute or be evidence of any agreement or understanding, express or implied, that a Non-Employee Director has a right to continue as a director for any period of time.

     8. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the optionee to exercise the Option.

     9. Duration of the Plan. Options may be granted pursuant to the Plan from time to time until February 7, 2013, which is ten (10) years from the date this amended and restated Plan was approved by the Board.

     10. Amendment of the Plan. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend this Plan to: (a) materially increase the number of shares available under the Plan (other than an increase solely to reflect a stock split, reclassification, recapitalization or similar transaction pursuant to
Section 4(b) hereof), (b) change the types of awards available under the Plan,
(c) materially expand the class of persons eligible to receive awards under or otherwise participate in the Plan, (d) materially extend the term of the Plan,
(e) materially change the method of determining the exercise price of Options under the Plan, or (f) effect any other material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of Nasdaq or any national securities exchange on which the Common Stock may be traded or listed from time to time.

     11. Amendment of Outstanding Options. The Board shall not have the authority unilaterally to modify, amend or cancel any outstanding Option unless the optionee consents in writing to such modification, amendment or cancellation. Except for any Option price adjustments pursuant to Section 4(b) hereof, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company.

     12. Indemnification of Board. In addition to such other rights of indemnification that they may have as directors of the Company, the directors shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the director is liable for gross negligence or willful misconduct in the performance of his or her duties; provided, however, that within sixty (60) days after institution of the action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend it.

     IN WITNESS WHEREOF, the Company has caused this Amended and Restated Non-Employee Director Stock Option Plan to be executed as of the date first above written.

                                          PER-SE TECHNOLOGIES, INC.

                                          By:      /s/ PHILIP M. PEAD
                                            ------------------------------------
                                                       Philip M. Pead
                                               President and Chief Executive
                                                           Officer

[CORPORATE SEAL]

ATTEST:

By:       /s/ PAUL J. QUINER
    ----------------------------------
              Paul J. Quiner
           Corporate Secretary

                                                                       EXHIBIT A
                                                                         TO PLAN

                           PER-SE TECHNOLOGIES, INC.
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
                         (FOR INITIAL OR ANNUAL GRANTS)

     THIS AGREEMENT ("Agreement") is made as of the                day of
               , 200               , by and between PER-SE TECHNOLOGIES, INC., a
corporation organized and doing business under the laws of the State of Delaware
(the "Company"), and                , an individual resident of the State of
               (the "Optionee").

                                  WITNESSETH:

     WHEREAS, the Optionee has been granted an option to purchase the number of shares of voting common stock, par value $.01 per share ("Common Stock"), of the Company allocated to such Optionee under the formula contained in the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan (the "Plan"), and the Board of Directors of the Company (the "Board"), as administrator of the Plan, wishes for the Optionee and the Company to enter into this Agreement to provide for certain matters relating to such option;

     WHEREAS, the Optionee is a director of the Company and is not an employee of the Company (a "Non-Employee Director");

     WHEREAS, the Company and the Optionee wish to confirm the terms and conditions of the option; and

     WHEREAS, capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Plan.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is hereby agreed between the parties hereto as follows:

     1. Grant of Option. Upon and subject to the terms, restrictions, limitations and conditions stated herein and in the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase all or any part of Ten Thousand (10,000) shares of Common Stock (hereinafter, the "Option Shares") effective as of the date first written above.

     2. Term of Option.  Subject to the provisions of Section 5 of this
Agreement:

          (a) The Option shall be fully vested as of the date of this Agreement (the "Date of Grant"), but the Optionee shall not have the right to exercise the Option until one (1) year after the Date of Grant; provided, however, that in the event of the termination of the Optionee's service as a director for any reason, then the Option shall become immediately exercisable.

          (b) The Option shall expire, terminate and no longer be exercisable upon the tenth (10th) anniversary of the Date of Grant.

     3. Exercise of Option.

          (a) The Optionee must pay to the Company $          per share for the
     Common Stock acquired pursuant to the exercise of the Option.

          (b) After the Option has become exercisable, the Optionee shall have the right to exercise the Option at any time and from time to time, subject to Section 2(b), with respect to any unexercised portion of the Option Shares. The Option may be exercised by delivery to the Company, at its principal place of business in Atlanta, Georgia, of the written Notice of Exercise substantially in the form attached hereto as Exhibit A, which is incorporated herein by reference, or such other form as the Company may approve. If the person exercising the Option is not the Optionee, such person shall also deliver with the Notice of Exercise appropriate proof of his or her right to exercise the Option.

          (c) Unless the exercise is a broker-assisted "cashless exercise" as described below, such Notice of Exercise shall be accompanied by full payment (a) in cash, (b) by tendering Common Stock then owned (which has been held for the preceding six (6) months) and properly endorsed to the Company having a Fair Market Value equal to the Option exercise price, or
     (c) partly in cash and partly in Common Stock (which has been held for the preceding six (6) months) valued at Fair Market Value, at the election of the Optionee. The Fair Market Value (as defined in the Plan) of any such tendered shares shall be determined as of day on which the certificate is received by the office of the Secretary of the Company.

          Notwithstanding the above, to the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws and any limitations as may be applied from time to time by the Board (which need not be uniform), the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option Shares on behalf of the Optionee and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which the Notice of Exercise is received by the Company and the exercise price shall be delivered to the Company by the settlement date.

          (d) Upon acceptance of the Notice of Exercise and receipt of payment in full, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased.

     4. Change in Control. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property, or in the event of a Change in Control of the Company or a tender or exchange offer is made for Common Stock other than by the Company, the Option shall, on the date immediately preceding the effective date of a transaction contemplated by this Section 4, become immediately exercisable and the Optionee shall be entitled to receive (at Optionee's election) upon exercise of such Option and payment of the applicable Option exercise price, either (1) the number of shares subject to such Option, or (2) a cash payment, the amount of which shall be determined by the Board by multiplying the number of shares subject to such Option by the Fair Market Value of the Common Stock.

     5. General Restrictions. If there is no registration statement covering the Option Shares in effect under the Securities Act of 1933, as amended, then notwithstanding anything contained herein to the contrary, no purported transfer or exercise of the Option shall be effective without the written opinion of counsel to the Company that the Common Stock to be acquired pursuant to the exercise of the Option is being acquired in accordance with the terms of an applicable exemption from the registration requirements of applicable federal and state securities laws.

     6. Limitation of Rights.

          (a) No Stockholder Rights. Neither the Optionee nor the Optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to the shares subject to the Option until the date of issuance of a certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the certificate is issued, except as otherwise provided in this Agreement.

          (b) Limitation as to Directorship. Neither this Agreement, nor the granting of the Option evidenced hereunder, nor any other action taken pursuant hereto shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a director for any period of time.

     7. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise the Option.

     8. Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Delaware; provided, however, that no Option may be exercised except, in the reasonable judgment of the Board, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

     9. Transferability. The Option shall not be assignable or transferable by the Optionee other than (i) to the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) to a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) to a partnership in which such Immediate Family Members are the only partners, (iv) to an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) to a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision; provided, however, that (x) there shall be no consideration for any such transfer, and (y) other transfers by the Optionee, or any subsequent transfer of transferred Options by a transferee, shall be prohibited, except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended; and provided, further, that following transfer, for purpose of elections to exercise the Option and the sale or merger and change in control provisions of the Plan and of Section 4 of this Agreement, the terms "Non-Employee Director," as used in the Plan, and "Optionee" as used in this Agreement, shall be deemed to include the transferee, but the Option otherwise shall continue to be subject to the same terms and conditions that were applicable immediately prior to transfer. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under the Option in the event that the Option has been transferred by the Optionee under Section 5(h) of the Plan or under this Section 9.

     10. Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

     11. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative.

     IN WITNESS WHEREOF, the parties have executed and sealed this Agreement on the day and year first written above.

                                          PER-SE TECHNOLOGIES, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

[CORPORATE SEAL]
ATTEST:

---------------------------------------------------------
Name:
Title:

                                          OPTIONEE

                                    --------------------------------------(Seal)
                                          Name:

                                                                    EXHIBIT A
                                                                    TO AGREEMENT

                NOTICE OF EXERCISE OF PER-SE TECHNOLOGIES, INC.
                       NON-EMPLOYEE DIRECTOR STOCK OPTION

Name:
----------------------------------------------------

Address:
--------------------------------------------------

------------------------------------------------------------

Date:
-----------------------------------------------------

Per-Se Technologies, Inc.
2840 Mt. Wilkinson Parkway
Atlanta, Georgia 30339
Attn: President and CEO

     Re: Exercise of Non-Employee Director Stock Option

     Subject to acceptance hereof in writing by Per-Se Technologies, Inc. (the "Company") pursuant to the provisions of the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan, I hereby elect to
exercise options granted to me to purchase                shares of Common
Stock, par value $.01 per share, of the Company under my Non-Employee Director
Stock Option Agreement dated the                day of                ,
200               , at a price of $          per share.

     The purchase will take place on the Exercise Date, which will be (i) as soon as practicable following the date of this notice and all other necessary forms and payments are received by the Company, or (ii) in the case of a broker-assisted cashless exercise (as indicated below), the date of this notice.

     I ACKNOWLEDGE THAT I AM NOT ENTITLED TO RECEIVE ANY SHARES OF THE COMMON STOCK UNTIL I HAVE PAID THE EXERCISE PRICE IN FULL, IN ONE OF THE METHODS PERMITTED BELOW.

     1. Payment of Exercise Price. On or before the Exercise Date (or, in the case of a Broker-assisted cashless exercise, on the settlement date following the Exercise Date), I will pay the full exercise price in the form specified below (check one):

          [  ] Cash Only:  by delivering a check to the Company for $          ,
     which is the full amount of the exercise price.

          [  ] Cash and Shares:  by delivering a check to the Company for
     $          for part of the exercise price. I will pay the balance of the exercise price by delivering to the Company shares of the Common Stock that I have owned for at least six months. (Such delivery may be made by attestation or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of the Common Stock so delivered exceeds the number needed to pay the exercise price, the Company will issue me a new stock certificate for the excess.

          [ ] Shares Only: by delivering to the Company shares of the Common Stock that I have owned for at least six months, which shares have a Fair Market Value as of the Exercise Date equal to the full exercise price of the Option. (Such delivery may be made by attestation or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of the Common Stock so delivered exceeds the number needed to pay the exercise price, the Company will issue me a new stock certificate for the excess.

          [ ] Cash From Broker:  by delivering the exercise price from
                    , a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve

     System (the "Broker"). I authorize the Company to issue a stock certificate in the number of shares indicated above in the name of the Broker in accordance with instructions received by the Company from the Broker and to deliver such stock certificate directly to the Broker (or to any other party specified in the instructions from the Broker) upon receiving the exercise price from the Broker.

     Please deliver the stock certificate to me (unless I have chosen to pay the exercise price through a broker).

                                          Very truly yours,

                                          --------------------------------------
                                          Name:

Accepted and Agreed:

PER-SE TECHNOLOGIES, INC.

By:
    --------------------------------------------------------
    Name:
    Title:

Number of Shares Exercised:
------------------------

Number of Shares Remaining:
-----------------------

PROXY
PER-SE TECHNOLOGIES, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2003

    The undersigned hereby appoints PHILIP M. PEAD and CHRIS E. PERKINS and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Per-Se Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 8, 2003, at the Four Seasons Hotel, 75 Fourteenth Street, Atlanta, Georgia 30309, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

ELECTION OF DIRECTORS

1. Directors recommend a vote FOR election of the following seven (7) nominees:
   01 -- Stephen A. George, M.D.           [ ] FOR ALL NOMINEES
   02 -- David R. Holbrooke, M.D.
   03 -- Craig Macnab                      [ ] WITHHOLD ALL NOMINEES
   04 -- David E. McDowell
   05 -- Philip M. Pead                    [ ] WITHHOLD AUTHORITY TO VOTE
   06 -- John C. Pope                      FOR AN INDIVIDUAL NOMINEE. WRITE
   07 -- C. Christopher Trower             NUMBER(S) OF NOMINEE(S) BELOW:

                                           -------------------------------------
                                           Use Number(s) Only

                (Continued, and to be signed, on the other side)



                           (Continued from other side)

VOTE ON PROPOSALS -- Directors recommend a vote FOR Proposal 2.

2. To approve the Amended and Restated Per-Se Technologies, Inc. Non-Employee Director Stock Option Plan

         [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSAL 2; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        Date:                            , 2003
                                              ---------------------------


                                        ----------------------------------------

                                        Please sign exactly as your name or
                                        names appear hereon. For more than
                                        one owner as shown above, each
                                        should sign. When signing in a
                                        fiduciary or representative
                                        capacity, please give full title. If
                                        this proxy is submitted by a
                                        corporation, it should be executed
                                        in the full corporate name by a duly
                                        authorized officer; if a
                                        partnership, please sign in
                                        partnership name by authorized
                                        person.

PLEASE VOTE YOUR PROXY PROMPTLY VIA MAIL, THE INTERNET OR BY TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON MAY 8, 2003. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.